SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 8, 2017

The Priceline Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36691	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal office)	(zip code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders of The Priceline Group Inc. (the "Company") was held on June 8, 2017 in New York, New York. The following proposals were voted on by the Company’s stockholders with the following results:

1.
The stockholders of the Company elected all of the Company’s nominees for election to the Board of Directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. The votes were as follows:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Timothy M. Armstrong	42,073,103	263,290	—	2,262,551
Jeffery H. Boyd	41,741,205	595,188	—	2,262,551
Jan L. Docter	41,984,439	351,954	—	2,262,551
Jeffrey E. Epstein	41,625,545	710,848	—	2,262,551
Glenn D. Fogel	42,002,818	333,575	—	2,262,551
James M. Guyette	41,727,300	609,093	—	2,262,551
Robert J. Mylod, Jr.	41,818,806	517,587	—	2,262,551
Charles H. Noski	42,167,643	168,750	—	2,262,551
Nancy B. Peretsman	41,788,273	548,120	—	2,262,551
Thomas E. Rothman	42,129,291	207,102	—	2,262,551
Craig W. Rydin	41,985,052	351,341	—	2,262,551
Lynn M. Vojvodich	42,021,552	314,841	—	2,262,551

2.	A proposal to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017 was approved as follows:

Votes For:	44,245,218
Votes Against:	289,705
Abstentions:	64,021
Broker Non-Votes:	—

3.	A proposal to approve on an advisory basis the compensation paid by the Company to its named executive officers was approved as follows:

Votes For:	40,326,533
Votes Against:	1,929,235
Abstentions:	80,625
Broker Non-Votes:	2,262,551

4.	A proposal to vote, on an advisory basis, on the frequency of holding future advisory votes on the compensation paid by the Company to its named executive officers, was as follows:

Every Year:	39,117,778
Every 2 Years:	41,182
Every 3 Years:	3,104,429
Abstentions:	73,004
Broker Non-Votes:	2,262,551

In light of the vote on Proposal 4 and the Board of Directors' recommendation that stockholders vote to hold future advisory votes on executive compensation each year, the Company will hold such vote each year until the next vote on the frequency of stockholder votes on the compensation paid by the Company to its named executive officers.

5.	A non-binding stockholder proposal concerning special meetings was not approved as follows:

Votes For:	16,027,036
Votes Against:	25,789,720
Abstentions:	519,637
Broker Non-Votes:	2,262,551

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PRICELINE GROUP INC.

By:	/s/ Peter J. Millones
	Name:	Peter J. Millones
	Title:	Executive Vice President, General Counsel and Secretary

Date:  June 9, 2017